      As filed with the Securities and Exchange Commission on February 13, 1998.

                                                       Registration Nos. 2-11522
                                                                         811-173

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
        Pre-Effective Amendment No. _______                        [_]
        Post-Effective Amendment No.  62                           [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

        Amendment No.  21

                               DODGE & COX FUNDS
             (which by this Amendment is adopting the Registration
                Statements under the Securities Act of 1933 and
                     the Investment Company Act of 1940 of
                           Dodge & Cox Balanced Fund)
               (Exact Name of Registrant as Specified in Charter)

             One Sansome Street, 35 Floor, San Francisco, CA  94104
                    (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code (415) 981-1710

Thomas M. Mistele, Esq., One Sansome Street, 35 Floor, San Francisco, CA  94104

                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

       [_]  immediately upon filing pursuant to paragraph (b)
       [_]  on __________ pursuant to paragraph (b)
       [_]  60 days after filing pursuant to paragraph (a)(1)
       [_]  on __________ pursuant to paragraph (a)(1)
       [_]  75 days after filing pursuant to paragraph (a)(2)
       [X]  on May 1, 1998  pursuant to paragraph (a)(2) of Rule 485

                            ________________________

                               DODGE & COX FUNDS
                             CROSS REFERENCE SHEET
                                     PART A
                        (Prepared as part of Form N-1A)

 Item Number in Form N-1A
  Registration Statement        Caption in Prospectus
 --------------------------     ---------------------
           1                    Cover Page

           2                    Expense Information

           3                    Financial Highlights

           4                    Fund Organization and Management
                                Investment Objectives and Policies
                                Investment Restrictions
                                Investment Risks
                                Additional Information on Investments
                                Performance Information
                                Portfolio Transactions

           5                    Fund Organization and Management
                                Custodian and Transfer Agent
                                Expenses

           6                    Fund Organization and Management
                                Shareholder Inquiries
                                Income Dividends and Capital Gain Distributions Shareholder Services
                                Federal Income Taxes

           7                    How to Purchase Shares
                                Telephone Transactions
                                Pricing of Shares
                                Shareholder Services

           8                    How to Redeem Shares
                                Exchanging Shares
                                Telephone Transactions
                                Pricing of Shares

           9                    (None-Not Applicable)

                               DODGE & COX FUNDS

                             CROSS REFERENCE SHEET

                                     PART B

                        (Prepared as part of Form N-1A)

 Item Number in Form N-1A
  Registration Statement        Caption in Statement of Additional Information
 --------------------------     ----------------------------------------------
         10                     (Cover Page)

         11                     Table of Contents

         12                     (None-Not Applicable)

         13                     Investment Objectives and Policies
                                Risk Factors
                                Investment Restrictions

         14                     Officers and Trustees

         15                     Officers and Trustees

         16                     Investment Manager,
                                Custodian (see the Prospectus)
                                Independent Accountants

         17                     Portfolio Transactions

         18                     (None-See Prospectus)

         19                     Purchase, Redemption and Pricing of Shares

         20                     Additional Tax Considerations

         21                     (None-Not Applicable)

         22                     Performance Information

         23                     Financial Statements

                               DODGE & COX FUNDS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROSPECTUS
May 1, 1998


                   DODGE & COX FUNDS (The "Trust") is a family of three no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (the "Funds"). Each Fund is a series of the Trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company.

                      DODGE & COX STOCK FUND seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund seeks to achieve these objectives by investing primarily in a broadly diversified and carefully selected portfolio of common stocks.

                      DODGE & COX BALANCED FUND seeks regular income,
                   conservation of principal and an opportunity for long-term growth of principal and income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks, preferred stocks and bonds.

                      DODGE & COX INCOME FUND seeks a high and stable rate of
                   current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio consisting primarily of high-quality bonds and other fixed income securities.

                   There can be no assurance that any of the Funds will achieve its objectives.

                   Shares of the Funds are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

                   This prospectus sets forth concisely the information you should know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1998, which is incorporated by reference in this prospectus, has been filed with the SEC. To obtain a free copy, call 1-800-621-3979.
                   ------------------------------------------------------------


TABLE OF           Introduction......................................   1    Telephone Transactions............................  12
CONTENTS           Expense Information...............................   1    Transfer of Shares................................  12
                   Financial Highlights..............................   3    Pricing of Shares.................................  12
                   Investment Objectives and Policies................   4    Shareholder Services..............................  12
                   Investment Restrictions...........................   6    Performance Information...........................  12
                   Investment Risks..................................   7    Fund Organization and Management..................  12
                   Additional Information on Investments.............   8    Portfolio Transactions............................  13
                   Income Dividends and Capital                              Expenses..........................................  13
                     Gain Distributions..............................   9    Federal Income Taxes..............................  13
                   How to Purchase Shares............................  10    Custodian and Transfer Agent......................  13
                   How to Redeem Shares..............................  11    Reports to Shareholders...........................  13
                   Exchanging Shares.................................  12    Shareholder Inquiries.............................  13

                   ------------------------------------------------------------
                   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x  F u n d s
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          INTRODUCTION
          -------------------------------------------------------------
          Each Fund is an open-end diversified investment company which continuously offers its shares to the public. A unique feature of the Funds and other "no-load" funds is that shares are sold without sales charge, while many other investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value without any charge.

          The Funds enable you to obtain the benefits of experienced and continuous investment supervision. Shares of the Funds can provide you with the kind of diversified portfolio ordinarily limited to large investment accounts. The Funds are designed to fit the needs of individuals, trustees, guardians, retirement plans, institutions and others who have funds available for long-term investment in securities.

          By investing in the Funds, you avoid the time-consuming details involved in buying and selling individual securities. The Funds also reduce your record keeping for tax purposes and simplify the collection of investment income and the safekeeping of individual securities.

          The Funds' investment manager, Dodge & Cox, was founded in 1930 and managed over $34 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 1997.

          EXPENSE INFORMATION
          ------------------------------------------------------------

          The purpose of the expense information below is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1997 (See
          "Expenses").


          Dodge & Cox Stock Fund
          ----------------------------------------------------------------------

          SHAREHOLDER TRANSACTION EXPENSES
            Sales Load Imposed on Purchases............................... None
            Sales Load Imposed on Reinvested Distributions................ None
            Deferred Sales Load........................................... None
            Redemption Fees............................................... None
            Exchange Fees................................................. None
          ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
            Management Fees............................................... 50%
            12b-1 Fees.................................................... None
            Other Expenses (accounting, transfer agent, custodial,
             legal, etc.)................................................. .07%
                                                                           ----
            Total Fund Operating Expenses................................. .57%

          EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

          Time Period                 1 Year    3 Years    5 Years    10 Years
          ----------------------------------------------------------------------
          Expenses                     $ 6       $ 18       $ 32        $ 71


          Dodge & Cox Balanced Fund
          ----------------------------------------------------------------------

          SHAREHOLDER TRANSACTION EXPENSES
            Sales Load Imposed on Purchases............................... None
            Sales Load Imposed on Reinvested Distributions................ None
            Deferred Sales Load........................................... None
            Redemption Fees............................................... None
            Exchange Fees................................................. None

          ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
            Management Fees............................................... 50%
            12b-1 Fees.................................................... None
            Other Expenses (accounting, transfer agent, custodial,
             legal, etc.)................................................. 05%
                                                                          ----
            Total Fund Operating Expenses................................. 55%

          EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

          Time period                 1 Year   3 Years    5 Years     10 Years
          --------------------------------------------------------------------
          Expenses                     $6       $18        $31         $69

                              D o d g e  &  C o x  F u n d s
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dodge & Cox Income Fund
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases.........................................  None
  Sales Load Imposed on Reinvested Distributions..........................  None
  Deferred Sales Load.....................................................  None
  Redemption Fees.........................................................  None
  Exchange Fees...........................................................  None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees.........................................................  .42%
  12b-1 Fees..............................................................  None
  Other Expenses (accounting, transfer agent, custodial, legal, etc.).....  .07%
                                                                            ----
  Total Fund Operating Expenses...........................................  .49%

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Time Period                             1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                                  $ 5       $ 16       $ 27        $ 62

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table provides information about each Fund's financial history.
It is based on a single share outstanding throughout each year. The tables are part of the Funds' financial statements which are included in the Funds' Annual Reports and incorporated by reference into the Statement of Additional Information. These documents are available to shareholders upon request. The financial statements in the Annual Reports have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covers the most recent five-year period.

                                                      DODGE & COX STOCK FUND
                                                      Year Ended December 31
---------------------------------------------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989      1988
NET ASSET VALUE, BEGINNING
 OF YEAR.......................    $79.81  $67.83  $53.94  $53.23  $48.37  $44.85  $38.79  $42.57  $35.26    $32.94
Income from investment
 operations:
Net investment income..........      1.48    1.28    1.27    1.15    1.04    1.11    1.23    1.35    1.24      1.08
Net realized and unrealized
 gain (loss)...................     20.86   13.67   16.54    1.60    7.70    3.68    6.94   (3.50)   8.12      3.42
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Total income (loss) from
 investment operations.........     22.34   14.95   17.81    2.75    8.74    4.79    8.17   (2.15)   9.36      4.50
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------    ------

Distributions:
Dividends from net investment
 income........................     (1.49)  (1.29)  (1.26)  (1.15)  (1.04)  (1.11)  (1.24)  (1.35)  (1.23)    (1.07)
Distributions from net realized
 gain on investments...........     (6.09)  (1.68)  (2.66)   (.89)  (2.84)   (.16)   (.87)   (.28)   (.82)    (1.11)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Total distributions............     (7.58)  (2.97)  (3.92)  (2.04)  (3.88)  (1.27)  (2.11)  (1.63)  (2.05)    (2.18)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
NET ASSET VALUE, END OF YEAR...    $94.57  $79.81  $67.83  $53.94  $53.23  $48.37  $44.85  $38.79  $42.57    $35.26
                                   ======  ======  ======  ======  ======  ======  ======  ======  ======    ======

TOTAL RETURN...................    28.41%  22.26%  33.38%    5.16% 18.31%  10.82%  21.48%  (5.08)% 26.94%    13.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (millions)....................    $4,087  $2,252  $1,228    $543    $436    $336    $281    $173    $125       $82
Ratio of expenses to average
 net assets....................      .57%    .59%    .60%    .61%    .62%    .64%    .64%    .65%    .65%      .69%
Ratio of net investment income
 to average net assets.........     1.67%   1.79%   2.07%   2.16%   1.95%   2.43%   2.87%   3.47%   3.12%     3.09%
Portfolio turnover rate........       19%     10%     13%      7%    15%*     7%*     5%*     7%*     4%*      10%*
Average commission rate paid*..    $.0489  $.0506

                                                     DODGE & COX BALANCED FUND
                                                      Year Ended December 31
-------------------------------------------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
NET ASSET VALUE, BEGINNING
 OF YEAR.......................    $59.82  $54.60  $45.21  $46.40  $42.44  $40.09  $35.03  $36.85   32.09  $30.72
Income from investment
 operations:
Net investment income..........      2.21    1.98    1.90    1.76    1.66    1.72    1.75    1.81    1.76    1.68
Net realized and unrealized
 gain (loss)...................     10.24    5.92   10.58    (.83)   5.03    2.43    5.36   (1.49)   5.47    1.83
                                   ------  ------  ------  ------- ------  ------  ------  ------- ------  ------
Total income from investment
 operations....................     12.45    7.90   12.48     .93    6.69    4.15    7.11     .32    7.23    3.51
                                   ------  ------  ------  ------- ------  ------  ------  ------- ------  ------

Distributions:
Dividends from net investment
 income........................     (2.22)  (1.99)  (1.90)  (1.76)  (1.66)  (1.72)  (1.76)  (1.81)  (1.76)  (1.68)
Distributions from net realized
 gain on investments...........     (3.27)   (.69)  (1.19)   (.36)  (1.07)   (.08)   (.29)   (.33)   (.71)   (.46)
                                   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total distributions............     (5.49)  (2.68)  (3.09)  (2.12)  (2.73)  (1.80)  (2.05)  (2.14)  (2.47)  (2.14)
                                   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
NET ASSET VALUE, END OF YEAR...    $66.78  $59.82  $54.60  $45.21  $46.40  $42.44  $40.09  $35.03  $36.85  $32.09
                                   ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

TOTAL RETURN...................    21.21%  14.75%  28.02%   1.99%  15.95%  10.56%  20.72%    .94%  23.02%  11.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (millions)....................    $5,077  $3,630  $1,800    $725    $487    $269    $179     $83     $51     $39
Ratio of expenses to average
 net assets....................      .55%    .56%    .57%    .58%    .60%    .63%    .65%    .70%    .72%    .77%
Ratio of net investment income
 to average net assets.........     3.39%   3.60%   3.85%   3.94%   3.67%   4.27%   4.78%   5.24%   4.98%   5.19%
Portfolio turnover rate........       32%     17%     20%     20%     15%      6%     10%     10%     12%      9%
Average commission rate paid*..    $.0488  $.0500

                                                      DODGE & COX INCOME FUND
                                                      Year Ended December 31
-------------------------------------------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989
NET ASSET VALUE, BEGINNING
 OF YEAR.......................    $11.68  $12.02  $10.74  $11.89  $11.55  $11.59  $10.61  $10.68  $10.00
Income from investment
 operations:
Net investment income..........       .73     .74     .78     .77     .78     .82     .81     .82     .69
Net realized and unrealized
 gain (loss)...................       .40    (.34)   1.34   (1.11)    .51     .05    1.02    (.07)    .69
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------
Total income (loss) from
 investment operations.........      1.13     .40    2.12    (.34)   1.29     .87    1.83     .75    1.38
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------

Distributions:
Dividends from net investment
 income........................      (.73)   (.74)   (.78)   (.76)   (.78)   (.82)   (.82)   (.81)   (.69)
Distributions from net realized
 gain on investments...........         -       -    (.06)   (.05)   (.17)   (.09)   (.03)   (.01)   (.01)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions............      (.73)   (.74)   (.84)   (.81)   (.95)   (.91)   (.85)   (.82)   (.70)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF YEAR...    $12.08  $11.86  $12.02  $10.74  $11.89  $11.55  $11.59  $10.61  $10.68
                                   ======  ======  ======  ======  ======  ======  ======  ======  ======

TOTAL RETURN...................    10.00%   3.62%  20.21% (2.89)%  11.34%   7.80%  17.94%   7.41%  14.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (millions)....................      $705    $533    $303    $195    $180    $136     $96     $52     $33
Ratio of expenses to average
 net assets....................      .49%    .50%    .54%    .54%    .60%    .62%    .64%    .69%    .66%
Ratio of net investment income
 to average net assets.........     6.32%   6.65%   6.85%   6.90%   6.50%   7.14%   7.63%   7.99%   7.85%
Portfolio turnover rate........       28%     37%     53%     55%     26%      12     15%     13%      3%

---------------
* Represents the average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the SEC beginning in 1996.

INVESTMENT          DODGE & COX STOCK FUND
OBJECTIVES AND      ------------------------------------------------------------
POLICIES            The Fund's primary objective is to provide shareholders
                    with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

                    The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which in the opinion of Dodge & Cox have predominantly common stock investment characteristics). The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts or ADRs). Further information about specific investments is provided under "Additional Information on Investments".

                    Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. Nevertheless, the long-term emphasis shall be the maintaining of a fully-invested equity fund.

                    Common stocks selected for the Fund will be predominantly those which in the view of the Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earning and dividends are major considerations in these stock selections. Individual securities are selected with an emphasis on financial strength and sound economic background. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

                    In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997, 1996 and 1995 were 19%, 10%, and 13%, respectively.) However, during rapidly changing economic, market and political conditions, there may necessarily be more portfolio changes than in a more stable period. It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.


                    DODGE & COX BALANCED FUND
                    ------------------------------------------------------------

                    The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              D o d g e  &  C o x  F u n d s
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    the assets of the Fund under constantly changing investment conditions. Therefore, the proportions held in common and preferred stocks and bonds are revised by Dodge & Cox when considered advisable in light of its appraisal of business and investment prospects.

                    Under normal market conditions, it is the policy of the Fund to maintain no more than approximately 75% of its total assets in common stocks and that portion of the value of convertible securities attributable to the conversion right. Bonds are held for their relative stability of principal and income as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts or ADRs). Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. Further information about specific investments is provided under "Additional Information on Investments".

                    It is the Fund's policy to invest in investment-grade debt securities rated in the top four rating categories by either Moody's Investors Service ("Moody's")(Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P")(AAA, AA, A, BBB). Securities rated Baa or BBB may have speculative characteristics. Securities that are downgraded below Baa or BBB subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. Unrated debt securities may be purchased if they are, in the opinion of Dodge & Cox, of equivalent quality to debt securities rated at least A by Moody's and S&P. An explanation of Moody's and S&P's rating groups is included in the Appendix to the Statement of Additional Information.

                    A substantial position will be maintained in common stocks which in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Individual securities are selected with an emphasis on financial strength and a sound economic background. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

                    In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997, 1996 and 1995 were 32%, 17% and 20%, respectively.) However, during rapidly changing economic, market and political conditions, there may necessarily be more portfolio changes than in a more stable period. It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.

                    DODGE & COX INCOME FUND
                    ------------------------------------------------------------
                    The Fund's primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investments cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

                    The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues and supranational agencies, rated in the top four rating groups by either Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. In addition, the Fund will invest no more than 25% of its total assets in U.S. dollar denominated securities of foreign issuers. Further information about specific investments is provided under "Additional Information on Investments".

                    No more than 20% of the Fund may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S&P at the time of investment; preferred stock; corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB and below have speculative characteristics. Securities rated B may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S&P's rating groups is included in the Appendix to the Statement of Additional Information.

                    The proportions held in the various financial instruments will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

                    The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), purchasing securities at a discount from their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

                    The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of the securities with short, intermediate and long maturities in varying proportions, with greater emphasis on long maturities.

                    Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

                    Dodge & Cox maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997, 1996, and 1995 were 28%, 37%, and 53%, respectively.) However, during rapidly changing economic, political and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see "Federal Income Taxes").

                    In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

                    The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

                    ------------------------------------------------------------
INVESTMENT          The Funds have adopted certain restrictions designed to
RESTRICTIONS        achieve diversification of investment and to reduce
                    investment risk. Each Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. Government, nor acquire more than 10% of the voting securities of any one issuer; (b)
                    Concentrate investments of more than 25% of the value of its

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                                       6

                                D o d g e  &  C o x  F u n d s
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                   total assets in any one industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or related repurchase agreements); (c) Borrow money except as a temporary measure for extraordinary or emergency purposes;
                   (d) Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors. The investment restrictions described in this paragraph and in the Statement of Additional Information may be changed only with the approval of that Fund's shareholders.

                   -------------------------------------------------------------
INVESTMENT RISKS   You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objectives will be attained. There are further risk factors described elsewhere in this prospectus and in the Statement of Additional Information.

                   Investments in common stock in general are subject to market risks that cause their prices to fluctuate over time, i.e., the possibility that stock prices will decline over short or even extended periods. Prices of bonds are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed. Since the Dodge & Cox Income Fund and the bond portion of the Dodge & Cox Balanced Fund portfolio will be invested primarily in higher quality debt securities, the Funds may not yield as high a level of current income as funds that invest primarily in lower quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation. The value of stocks and bonds may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which a Fund invests will cause the Fund's share price to fluctuate. An investment in the Funds, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund's share price.

                   Foreign securities involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value).

                   The Dodge & Cox Balanced Fund, with its mixture of investments in common stocks and bonds, may entail less investment risk (and a potentially lower return) than a mutual fund investing only in common stocks.

                   -------------------------------------------------------------
ADDITIONAL         COMMON STOCKS (DODGE & COX STOCK FUND and DODGE & COX
INFORMATION ON     BALANCED FUND). Stocks represent shares of ownership in a
INVESTMENTS        company. After other claims are satisfied, common
                   stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earn-

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                   ings are usually reflected in a company's stock price, so
                   common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

                   PREFERRED STOCKS. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

                   CONVERTIBLE SECURITIES. Each Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

                   FOREIGN SECURITIES. Each Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks.

                   U.S. GOVERNMENT OBLIGATIONS. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

                   While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund's shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

                   MORTGAGE PASS-THROUGH SECURITIES (DODGE & COX BALANCED FUND And DODGE & COX INCOME FUND). Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

                   During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio.

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                                       8

                              D o d g e  &  C o x  F u n d s
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               COLLATERALIZED MORTGAGE OBLIGATIONS (DODGE & COX BALANCED FUND
               And DODGE & COX INCOME FUND). Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. Government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches", of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

               All CMOs purchased by a Fund will have a AAA rating by either
               S&P or Moody's, the major rating services. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value and volatility of the security.

               -----------------------------------------------------------------
INCOME         Dividend and capital gain distributions are reinvested in
DIVIDENDS AND  additional Fund shares in your account unless you select another
CAPITAL GAIN   option on your Account Application Form. The advantage of
DISTRIBUTIONS  reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

               Distributions not reinvested are paid by check or transmitted to your bank account via electronic transfer using the Automated Clearing House (ACH) network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Trust reserves the right to reinvest your distribution check in your account at your Fund's then current net asset value per share (NAV) and to reinvest all subsequent distributions in shares of the Fund.

               INCOME DIVIDENDS
               . Each Fund declares and pays dividends (if any) quarterly in
                 March, June, September and December.

               CAPITAL GAIN DISTRIBUTIONS
               . A capital gain or loss is the difference between the purchase and sale price of a security.

               . If a Fund has net capital gains for the year (after
                 subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid in March.

               In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.


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                                       9

                              D o d g e  &  C o x  F u n d s
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                   ------------------------------------------------------------
HOW TO PURCHASE    MINIMUM INITIAL INVESTMENT:          $2,500; $1,000 FOR IRA
SHARES                                                  ACCOUNTS
                   SUBSEQUENT MINIMUM INVESTMENT:       $100

                   BY MAIL: Please make your check payable to Dodge & Cox Funds (otherwise it will be returned) and send your check together with the Account Application Form to the address below. The Trust does not accept third party checks (except for properly endorsed IRA Rollover checks.)


                     REGULAR MAIL            MAILGRAM, EXPRESS,
                                             CERTIFIED OR REGISTERED MAIL
                     Dodge & Cox Funds       Dodge & Cox Funds
                     c/o BFDS                c/o BFDS
                     P.O. Box 9051           66 Brooks Drive, Suite 1
                     Boston, MA 02205-9051   Braintree, MA 02184

                   BY WIRE: To purchase shares in a Fund by Federal wire transfer, you should request that your bank transmit funds to:

                     State Street Bank and Trust Company, Boston, MA 02101
                     ABA #0110 0002 8
                     Deposit DDA #9905-351-4
                     FFC Dodge & Cox Funds
                     Account # Stock Fund    145/ [shareholder account number],
                               Balanced Fund 146/ [name of account]
                               Income Fund   147/



                   Prior to having the funds wired, you should call the Trust's transfer agent, Boston Financial Data Services Inc. (BFDS), at 1-800-621-3979 and advise BFDS that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Trust, c/o BFDS, at either of the addresses listed above. No account services will be established until the completed application has been received by the Trust. IRA accounts cannot be opened by wire.

                   BY TELEPHONE: By using a Fund's telephone purchase option, you may make subsequent investments directly from your bank account. To establish the telephone purchase option for your account, complete the appropriate section on the Account Application Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House
                   (ACH) members may be used for telephone transactions. To make subsequent investments by telephone, call 1-800-621-3979. This option will become effective approximately 15 business days after the Account Application Form is received by BFDS. The price you pay for your shares of a Fund will be the next price the Fund computes after the Fund receives your investment instructions. Your order may be canceled if payment is not received by the third business day after your order is placed. You may not use telephone transactions for initial purchases of a Fund's shares. (See "Telephone Transactions.")

                   ADDITIONAL INFORMATION ABOUT PURCHASES: All subscriptions are subject to acceptance by the Trust and the price of the shares will be the NAV which is next computed after receipt by BFDS, or other authorized agent or sub-agent, of the subscription in proper form (see "Pricing of Shares"). All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or BFDS, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All subscriptions will be invested in full and fractional shares, and you will receive a confirmation of all transactions.

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                   Purchases through the Automatic Investment Plan will be
                   confirmed at least quarterly. Certificates (for full shares only) are not issued unless requested by you.

                   A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. If you fail to furnish a Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemptions.

                   The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

                   -------------------------------------------------------------
HOW TO REDEEM      BY MAIL: Your written instructions to redeem should be sent
SHARES             to the appropriate address below:

                          REGULAR MAIL             MAILGRAM, EXPRESS, CERTIFIED
                          Dodge & Cox Funds        OR REGISTERED MAIL
                          c/o BFDS                 Dodge & Cox Funds
                          P.O. Box 9051            c/o BFDS
                          Boston, MA 02205-9051    66 Brooks Drive, Suite 1
                                                   Braintree, MA 02184

                   The request must specify your name, Fund name and account number, and dollar amount or number of shares redeemed, and be properly signed. The Funds require the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Signature Guarantees" below).

                   BY TELEPHONE: Telephone redemption requests can be initiated by calling BFDS at 1-800-621-3979. (See "Telephone Transactions.") Telephone redemption requests for IRA accounts will not be accepted.

                   REDEMPTION PAYMENTS MAY BE MADE BY CHECK, WIRE OR ACH:

                   BY CHECK: Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

                   BY WIRE: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions - with signature guarantee - received in advance of the redemption order.

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                        D o d g e  &  C o x  F u n d s
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                   BY ACH: Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application Form. There is a $100 minimum per ACH transfer.

                   SIGNATURE GUARANTEES: You may need to have your signature guaranteed in certain situations, such as:

                   . Written requests to wire redemption proceeds (if not previously authorized on the Account Application Form).

                   . Sending redemption proceeds to any person, address, or bank account not on record.

                   . Transferring redemption proceeds to a Dodge & Cox account with a different registration (name/ownership) from yours.

                   .  Establishing certain services after the account is opened.

                   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to the Funds. A Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.



                   REDEMPTIONS-IN-KIND: The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                   IRA ACCOUNTS: Redemption requests for IRA accounts must be in writing and must include instructions regarding Federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding.

                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS: Under certain circumstances, BFDS may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to BFDS. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call BFDS (1-800-621-3979).

                   The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see "Pricing of Shares") by BFDS or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two

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                              D o d g e  &  C o x  F u n d s
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               weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.

               The Funds may suspend your redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your redemption proceeds in your account at the then current NAV.

                   -------------------------------------------------------------
EXCHANGING         You may exchange your shares for shares of another Fund,
SHARES             provided that the registration and Taxpayer Identification
                   Number of both accounts are identical. An exchange may be initiated by contacting BFDS in writing or by telephone.
                   (see "Telephone Transactions".) An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

                   There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

                   -------------------------------------------------------------
TELEPHONE          By using telephone purchase, redemption and/or exchange
TRANSACTIONS       options, you agree to hold the Trust, Dodge & Cox, BFDS, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges.
                   Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options in the Account Application Form or by writing BFDS.
                   (You may also reinstate them at any time by writing BFDS.) If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach a Fund by telephone because of technical difficulties, market conditions, or a natural disaster, purchase, redemption and exchange requests should be made by regular or express mail. If an account has multiple owners, a Fund may rely on the instructions of any one account owner.
                   You should note that purchase and sales orders will not be canceled or modified once received in good order.

                   Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to a Fund, each Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.

                   -------------------------------------------------------------
TRANSFER OF        Changes in account registrations - such as changing the
SHARES             name(s) on your account or transferring shares to another
                   person or legal entity - must be submitted in writing and require a signature guarantee. Please call BFDS (1-800-621-
                   3979) for full instructions.

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                              D o d g e  &  C o x  F u n d s
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PRICING OF        The share price (also called "net asset value per share" or
SHARES "NAV") for a Fund is calculated at 4:00 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

                  If a Fund, or its authorized agent or sub-agent receives your request in good order by 4 p.m. ET, your transactions will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

                  A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

                  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other then 4 p.m. ET.

                   -------------------------------------------------------------
SHAREHOLDER        The Funds offer you the following services: (Please call
SERVICES           (1-800-621-3979) or write the Funds for applications and
                   additional information.)

                   AUTOMATIC INVESTMENT PLAN: You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

                   SYSTEMATIC WITHDRAWAL PLAN: If you own $10,000 or more of a Fund's shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

                   REINVESTMENT PLAN: You may direct that dividend and capital gain distributions be reinvested in additional Fund shares.

                   INDIVIDUAL RETIREMENT ACCOUNT (IRA): If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have Regular IRA and Roth IRA Plans available for shareholders of the Funds.

                   -------------------------------------------------------------
PERFORMANCE        A Fund may include figures indicating its total return and/or
INFORMATION        yield in advertisements or reports to shareholders or
                   prospective investors. Quotations of a Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gain distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period. Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results. Yield does not directly reflect changes in net asset value per share which occurred during the period.

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                              D o d g e  &  C o x  F u n d s
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                   As appropriate, performance information for a Fund may be
                   compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

                   Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of a Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of a Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in a Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of a Fund's portfolio investments, market conditions during the particular time period, and operating expenses. For a description of the methods used to determine a Fund's total return and yield, see "Performance Information" in the Statement of Additional Information. Further information about Fund performance is contained in each Fund's Annual Report which may be obtained without charge from the Fund.

                   -------------------------------------------------------------
FUND               FUND ORGANIZATION AND VOTING RIGHTS. The Trust, organized as
ORGANIZATION       a Delaware business trust in 1998, is registered as an open-
AND                end, diversified management investment company under the
MANAGEMENT         Investment Company Act. The Trust's Board of Trustees
                   supervises Trust operations and performs duties required by applicable state and Federal law. The Trust has three classes of beneficial shares and each share evidences an equal beneficial ownership in a Fund and there is no limit to the number of shares that may be issued. The three series of the Trust are successors to the Dodge & Cox Balanced Fund established in 1931, the Dodge & Cox Income Fund established in 1989 and the Dodge & Cox Stock Fund established in 1965.
                   All shares have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders.

                   INVESTMENT MANAGER. Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Funds' investments are managed by Dodge & Cox's Investment Policy Committee (the Bond Strategy Committee for fixed income securities), and no one person is primarily responsible for making investment recommendations to the Committees. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104.

                   Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Balanced Fund and Dodge & Cox Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

                   The investment management agreements with Dodge
                   & Cox Income Fund and Dodge & Cox Stock Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 1% and 0.75%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 1997 under the agreements.

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                                      12

                              D o d g e  &  C o x  F u n d s
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                   Dodge & Cox has adopted a Code of Ethics that restricts
                   personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in a Fund's portfolio obtain preclearance before executing certain personal trades. The Code of Ethics is designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds.

                   -------------------------------------------------------------
PORTFOLIO          Orders for a Fund's portfolio securities transactions are
TRANSACTIONS       placed by Dodge & Cox, which seeks to obtain the best
                   available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                   Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of a Fund and/or accounts over which Dodge & Cox exercises investment and brokerage discretion.

                   -------------------------------------------------------------
EXPENSES In addition to Dodge & Cox's management fee, each Fund pays other direct expenses, including custodian, transfer agent, legal, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses (if any); and trustees fees and expenses. In 1997 the ratios of total operating expenses to average net assets of Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund were 0.57%, 0.55% and 0.49%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation.

                   -------------------------------------------------------------
FEDERAL INCOME     Each Fund intends to qualify each year as a regulated
TAXES              investment company under the Internal Revenue Code. A
                   regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amount by which the 98% requirements exceed actual distributions.

                   Distributions designated as long-term capital gain distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of a Fund and regardless of the period of time shares of a Fund have been held. All taxable distributions, except for long-term capital gain distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or shares of a Fund. Part of the Dodge & Cox Stock and Balanced Funds' ordinary dividends may be eligible for the 70% deduction for dividends received by corporations. State taxation of distributions to shareholders varies from state to state. You should consult your own tax adviser about the Federal, state and local tax consequences of an investment in a Fund.

                   -------------------------------------------------------------
CUSTODIAN AND      State Street Bank and Trust Company, P.O. Box 9051, Boston,
TRANSFER AGENT     Massachusetts 02205-9051, (1-800-621-3979), acts as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds.
                   BFDS acts as transfer and dividend disbursing agent for the Funds.

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                              D o d g e  &  C o x  F u n d s
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REPORTS TO     In addition to account statements, you will receive periodic
SHAREHOLDERS   shareholder reports highlighting relevant information, including investment results and a review of portfolio characteristics. To reduce Fund expenses, the Funds attempt to identify related shareholders within a household and send only one copy of a report. Call 1-800-621-3979 if you would like an additional free copy of a Fund's financial report.

               ----------------------------------------------------------------
SHAREHOLDER    For Fund literature and information, or if you have questions
INQUIRIES      concerning your account, please call BFDS (1-800-621-3979).

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                                      13

  D O D G E  &  C O X                                D O D G E  &  C O X

         FUNDS                                              FUNDS
-------------------------------------------          -------------------


Officers and Trustees

W. Timothy Ryan, President                                STOCK FUND
and Trustee                                            Established 1965
Senior Vice-President, Dodge & Cox

Thomas M. Mistele, Vice President,                      BALANCED FUND
Secretary, Treasurer and Trustee                       Established 1931
General Counsel, Dodge & Cox

INVESTMENT MANAGER                                       INCOME FUND
Dodge & Cox                                            Established 1989
One Sansome Street, 35th Floor
San Francisco, California 94104
Telephone (415) 981-1710

TRANSFER AGENT
Boston Financial Data Services Inc.
P.O. Box 9051
Boston, Massachusetts 02205-9051
Telephone (800) 621-3979

CUSTODIAN                                                 PROSPECTUS
State Street Bank and Trust Company                       MAY 1, 1998
P.O. Box 9051
Boston, Massachusetts 02205-9051
Telephone (800) 621-3979

DODGE & COX FUNDS
c/o BFDS                                               ------------------
P.O. Box 9051                                          ------------------
Boston, Massachusetts 02205-9051                       ------------------
Telephone (800) 621-3979
-------------------------------------------
                                    5/98 PR

                               DODGE & COX FUNDS

                             DODGE & COX STOCK FUND
                           DODGE & COX BALANCED FUND
                            DODGE & COX INCOME FUND
                                    c/o BFDS
                                 P.O. Box 9051
                       Boston, Massachusetts  02205-9051
                                 (800) 621-3979

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 1998

     Dodge & Cox Funds (the "Trust") is a family of three no-load mutual funds, Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (the "Funds"). Each Fund is a series of the Trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company.

     This Statement of Additional Information is not the Funds' Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 1998. The Funds' Prospectus and most recent annual financial statements may be obtained from the Funds at no charge by writing or telephoning the Funds at the address or telephone number shown above.

                          ____________________________

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objectives and Policies
   Dodge & Cox Stock Fund..................................................   1
   Dodge & Cox Balanced Fund...............................................   1
   Dodge & Cox Income Fund.................................................   2

Risk Factors...............................................................   8

Investment Restrictions....................................................  10

Purchase, Redemption, and Pricing of Shares................................  12

Performance Information....................................................  13

Officers and Trustees......................................................  14

Investment Manager.........................................................  15

Portfolio Transactions.....................................................  16

Additional Tax Considerations..............................................  18

Independent Accountants....................................................  19

Financial Statements.......................................................  19

Appendix Ratings...........................................................  19

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

     DODGE & COX STOCK FUND
     ----------------------

       The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. It should be recognized that the market risks inherent in investment cannot be avoided, nor is there any assurance that the Fund will achieve its investment objectives.

       Under normal circumstances, the Fund will invest at least 65% of total assets in common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which in the opinion of the Fund's investment manager, Dodge & Cox, have predominantly common stock investment characteristics). The Fund may invest up to 20% of its total assets in U.S. dollar denominated securities of foreign issuers (such as ADRs).

       Moderate reserves in cash or fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. Nevertheless, the long-term emphasis shall be the maintaining of a fully invested equity fund.

       Common stocks selected for the Fund will be predominantly those which, in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. Individual securities are selected with an emphasis on financial strength and a sound economic background. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

       In an attempt to reduce unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. To that end, the Fund will not concentrate its investments in any particular industry or group of industries, but will diversify investments among different industries as well as among individual companies. The amount invested in any particular industry will vary from time to time in accordance with the judgment of Dodge & Cox.

       Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. During rapidly changing economic and political conditions, there may necessarily be more portfolio changes than in a more stable period.

       It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.

       The Fund has no present intention of making investments in securities which are restricted as to resale under Federal securities laws. The Fund does not write put and call options and has no present intention of writing such options.

       DODGE & COX BALANCED FUND
       -------------------------

       The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. It should be recognized that the market risks inherent in investment cannot be avoided, nor is there any assurance that the Fund will achieve its investment objectives. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions.

       Therefore, the proportions of the Fund's portfolio invested in common and preferred stocks and bonds are revised by the Fund's manager, Dodge & Cox, when considered advisable in light of Dodge & Cox's appraisal of business and investment prospects. Under normal market conditions, the Fund seeks to maintain no more than approximately 75% of its total assets in common stocks and that portion of the value of convertible securities attributable to the conversion right.

       Bonds are held for their relative stability of principal and income as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable.

       It is the policy to invest in investment-grade bonds rated in the top four rating categories by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, BBB).
Securities rated Baa or BBB may have speculative characteristics. Securities that are downgraded below Baa or BBB subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. Unrated bonds may be purchased if such securities are, in the opinion of Dodge & Cox, of equivalent quality to bonds rated at least A by Moody's and S&P. An explanation of the Moody's and S&P ratings groups is included in the Appendix.

       The Fund will maintain a substantial position in common stocks which in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. The level of security prices and the trend of business activity are given weight in determining the total investment position of the Fund in equities at any time. Individual securities are selected with an emphasis on financial strength and a sound economic background. The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

       In an attempt to reduce unforeseen risks in single securities, the Fund seeks to achieve adequate investment diversification. The Fund does not concentrate its investments in any particular industry or group of industries but seeks instead to diversify investments among different industries as well as among individual companies. The amount invested in any particular industry will vary from time to time in accordance with the judgment of Dodge & Cox.

       Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. During rapidly changing economic and political conditions, there may necessarily be more portfolio changes than in a more stable period.

       It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges. The Fund does not write put and call options and has no present intention of writing such options.

     DODGE & COX INCOME FUND
     -----------------------

       The Fund's primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. It should be recognized that the market risks inherent in investment cannot be avoided nor is there any assurance that the Fund will achieve its investment objectives.

       The Fund seeks to achieve these objectives by investing in a diversified portfolio of fixed income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues, rated in the top four rating groups by either Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) cash equivalents, bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Further information about specific investments is provided below.

       No more than 20% of the Fund may be invested in other fixed income instruments including: debt obligations rated below investment grade, if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S&P at the time of investment; preferred stock; and corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB and those securities rated below investment grade have speculative characteristics. Securities rated B by the major rating agencies may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of the Moody's and S&P rating groups is included in the Appendix.

       Under normal market conditions, the Fund will invest no more than 25% of its total assets in U.S. dollar-denominated securities of foreign issuers.

       The proportions held in the various financial instruments will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

       The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), purchasing securities at a discount to their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

       The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

       Purchases and sales of securities in the Fund are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

       Dodge & Cox maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate, which, under normal circumstances, should not exceed 50% on an annual basis. However, during rapidly changing economic, political, and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses.

       In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

       The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

TYPES OF PORTFOLIO SECURITIES
-----------------------------

       In seeking to meet its investment objectives, each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund's investment program. The following further describes the principal types of portfolio securities and investment management practices of the Funds.

COMMON STOCKS (DODGE & COX BALANCED FUND AND DODGE & COX STOCK FUND). Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

PREFERRED STOCKS. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

CONVERTIBLE SECURITIES AND WARRANTS. The Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.
In recent years, convertibles have been developed which combine higher or lower current income with other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).

FOREIGN SECURITIES. The Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs).

U.S. GOVERNMENT OBLIGATIONS. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration, the Veterans Administration, the Federal Housing Administration and the Export-Import Bank.

       While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurance can be given that the U.S. government would provide financial support to U.S. government established or sponsored agencies. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund's shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND). Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

       During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND). Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities ("the collateral") and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics.

       Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds will generally have semiannual or quarterly payments of principal and interest. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. Generally, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

       At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities' weighted-average life, a measure of the securities' cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

       All CMOs purchased by a Fund will have a AAA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

RESTRICTED SECURITIES (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND). The Fund may invest in restricted securities (privately-placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Fund's total assets (10% for Dodge & Cox Income Fund).

       Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trust's Board of Trustees.

STRUCTURED INVESTMENTS (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND). Included among the issuers of debt securities in which a Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities.
This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

       Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

       Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the Investment Company Act of 1940, as amended (the "Investment Company Act").

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND). Each Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

       The purchase price and yield on these securities are generally set at the time of purchase. On the date that a security is purchased on a when-issued basis, a Fund reserves liquid assets with a value at least as great as the purchase price of the security, in a segregated account at the custodian bank, as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in a Fund's net asset value as of the purchase date, however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if Dodge & Cox deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase a Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Unsettled securities purchased on a when-issued or delayed-delivery basis will not exceed 5% of a Fund's total assets at any one time.

CASH POSITION. Each Fund will hold a certain portion of its assets in U.S. dollar-denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

       Bank Obligations.  Certificates of deposit, bankers' acceptances, and
       ----------------
other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

       Short-Term Corporate Debt Securities.  Outstanding nonconvertible
       ------------------------------------
corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

       Commercial Paper.  Short-term promissory notes issued by corporations
       -----------------
primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

       Repurchase Agreements.  A Fund may enter into a repurchase agreement
       ---------------------
through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and instrumentalities, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

BORROWING MONEY. The Funds can borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Such borrowing may be collateralized with Fund assets, subject to restrictions.

LENDING OF PORTFOLIO SECURITIES (DODGE & COX INCOME FUND). The Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the Investment Company Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. The Fund does not presently intend to lend portfolio securities.

INVESTMENT COMPANIES. The Funds can purchase the securities of other investment companies as permitted by the Investment Company Act.

RISK FACTORS
------------

GENERAL

       Because of its investment policy, each Fund may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund's assets will be subject to all of the risks of investing in the financial markets. There is risk in all investment. The value of the portfolio securities of a Fund will fluctuate based upon market conditions. Although a Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can be no assurance that a Fund will achieve its investment objectives.

DEBT OBLIGATIONS

       A Fund will invest in debt securities which hold the prospect of contributing to the achievement of a Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, each Fund's investment program permits it to hold investment grade securities that have been downgraded. In addition, the Dodge & Cox Income Fund may invest in lower quality securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer--than higher quality investments. Such securities are also subject to special risks, discussed below. Although a Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

       After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by the Fund. However, Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

SPECIAL RISKS OF HIGH YIELD INVESTING

       As described above, under limited circumstances, a Fund may hold low quality bonds commonly referred to as "junk bonds". Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective will be more dependent on Dodge & Cox's credit analysis than would be the case if a Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

FOREIGN SECURITIES

       While each Fund emphasizes investments in securities domiciled in the United States, it may invest in U.S. dollar-denominated securities of foreign issuers.

RISK FACTORS OF FOREIGN INVESTING

       There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East. Each Fund has no present intention of investing in developing or emerging countries.

       POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such matters as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. In addition, significant external political risks currently affect some foreign countries.

       Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

       CURRENCY FLUCTUATIONS. Although a Fund will invest in U.S. dollar-denominated foreign securities, the underlying securities will be denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline.

       INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents.

       MARKET CHARACTERISTICS. Foreign markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

       INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

       TAXES. The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders.

       OTHER. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.



INVESTMENT RESTRICTIONS
-----------------------

       Each Fund has adopted the following restrictions. These restrictions, as well as a Fund's investment objectives, cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. The Investment Company Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

DODGE & COX BALANCED FUND, DODGE & COX INCOME FUND AND DODGE & COX STOCK FUND

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer.

     2. Invest in any company for the purpose of exercising control or management.

     3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     4.   Purchase securities on margin or sell short.

     5. Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

     6. Purchase any security if as a result a Fund would then have more than 15%, (10%, DODGE & COX INCOME FUND) of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under Federal securities laws.

     7. Purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although a Fund may invest in stocks or debt instruments of companies which invest in or sponsor such programs.

     8. Purchase or sell commodities, commodity contracts or real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

DODGE & COX BALANCED FUND AND DODGE & COX STOCK FUND

     9.   Issue senior securities.

    10. Borrow money except as a temporary measure for extraordinary or emergency purposes and not for the purchase of investment securities and then only from banks. The amount borrowed shall not exceed 10% of the Fund's total assets at cost or 5% of the value of total assets, whichever is less, provided that such borrowings shall have an asset coverage of 300%.

    11. Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors.

DODGE & COX INCOME FUND

    12. Issue senior securities, as defined in the Investment Company Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at the lesser of cost or market value.

    13. Borrow money, except the Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or market value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain an asset coverage of not less than 300% with respect to all borrowings.

    14. Make loans of money, except by the purchase of debt securities or by entering into repurchase agreements, as permitted by the Fund's other investment policies and restrictions. Although there is no present intention of doing so in the foreseeable future, the Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund's Board of Trustees.

    15.   Write put or call options.

       Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other instrument, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or instrument. Industries are determined by reference to the classifications of industries set forth in a Fund's semi-annual and annual report.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------

       The procedures for purchasing and redeeming shares of a Fund are described in the Funds' Prospectus, which is incorporated herein by reference.

       NET ASSET VALUE PER SHARE. The purchase and redemption price of a Fund's shares is equal to a Fund's net asset value per share or share price. A Fund determines its net asset value per share by subtracting a Fund's total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of a Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       Determination of net asset value (and the offering, sale redemption and repurchase of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

       In determining total net asset value of a Fund, stocks are valued at market, using as a price the last sale of the day at the close of the New York Stock Exchange or, if no sale, it will be valued at the mean between the bid and ask prices for the day. Debt securities, including listed issues, are priced on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. These values take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Use of the pricing service has been approved by the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available and all other assets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION
-----------------------

       Each Fund may include figures indicating its total return or yield in advertisements or reports to shareholders or prospective investors. Quotations of a Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years (or since inception), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, and will be calculated pursuant to the following formula:

                                  P (1 + T)/n/ = ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years,
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


       The average annual total returns of the Funds for the one, five and ten-year (since inception) periods ended December 31, 1997 were as follows:

                                  1 Year   5 Years  10 Years (or inception)
                                  -------  -------  -----------------------
     Dodge & Cox Stock Fund        28.41%   21.11%          17.00%
     Dodge & Cox Balanced Fund     21.21    16.06           14.56
     Dodge & Cox Income Fund       10.00     8.18            9.74 (9 years)

Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

       Quotations of yield, as defined by the Securities and Exchange Commission, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results according to the following formula:

                              YIELD = 2[(a-b+1)/6/ -1]
                                         -----
                                          cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements or waivers),
         c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

       The Funds' current yields for the thirty days ended December 31, 1997 were as follows:

               Dodge & Cox Stock Fund          1.81%

               Dodge & Cox Balanced Fund       3.48%

               Dodge & Cox Income Fund         6.21%

Yield does not directly reflect changes in net asset value per share which occurred during the period.

As appropriate, performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

       Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in a Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of a Fund's portfolio investments, market conditions during the particular time period and operating expenses. Further information about the performance of a Fund is contained in each Fund's Annual Report which may be obtained without charge from the Fund. From time to time, a Fund and Dodge & Cox may also refer to the following information:

       1. Portfolio information, including median market capitalization, price to earnings ratio, price to book value, average bond quality, average bond maturity, and effective bond duration.

        2. The asset allocation and sector weightings of a Fund's portfolio and a Fund's top ten holdings.

        3. A description of the Dodge & Cox investment management philosophy and approach.



OFFICERS AND TRUSTEES
---------------------
                                                                                                            Total 1997
                                                                                       Aggregate 1997       Compensation
                                 Position(s)            Principal Occupation           Compensation       from the Trust
Name and Address        Age      with Trust              During Past 5 Years            from Trust      and Trust Complex**
----------------        ---      -----------            --------------------           --------------   -------------------
W. Timothy Ryan *       60      President and           Senior Vice-President and             $0                  $0
                                Trustee                 Secretary-Treasurer of
                                                        Dodge & Cox

Thomas M. Mistele *    44     Vice-President,           General Counsel of Dodge &             0                   0
                              Secretary,                Cox; formerly Senior Vice
                              Treasurer and             President of Templeton Global
                              Trustee                   Investors, Inc. and Secretary
                                                        of the Templeton Mutual Funds

_______________________

     * Each has been an employee of Dodge & Cox, 35th Floor, One Sansome Street, San Francisco, California for over __ years in an executive position and is an "interested person" of the Trust as defined in the Investment Company Act.

    ** Total 1997 Compensation from "Trust and Trust Complex" consists of compensation and fees paid to directors and Trustees by the Trust.


       Trustees and officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee of $3,000 and an attendance fee of $1,500 (or $500 per Fund) for each Board or Committee meeting attended. The Trust does not pay any other remuneration to its officers or trustees, and has no bonus, profit-sharing, pension or retirement plan. On March 31, 1998 the officers and trustees of the Fund and members of their families and relatives owned less than 1.0% of the outstanding shares of each Fund.

       On March 31, 1998, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104 owned of record ________ shares (or ____% of the outstanding shares of the Dodge & Cox Balanced Fund) and Donaldson Lufkin & Jenrette-Pershing Division, P.O. Box 2052, Jersey City, NJ 07303 owned of record ________ shares (or ____% of the outstanding shares of the Dodge & Cox Stock
Fund). The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of each Fund.

INVESTMENT MANAGER
------------------

       Dodge & Cox, One Sansome Street, San Francisco, California 94104, a corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930 and has served as manager and investment adviser for the Funds since each Fund's inception. Each Fund's investments are managed by Dodge & Cox's Investment Policy Committee (the Bond Strategy Committee for fixed income securities), and no one person is primarily responsible for making investment recommendations to the Committee. The research work of the firm is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

       Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of each Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

       However, the investment management agreements with Dodge & Cox Income Fund and Dodge & Cox Stock Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 1% and 0.75%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 1997 under the agreements. Investment management fees received by Dodge & Cox from the Funds for the last three years were as follows:

                                     1997         1996         1995
                                  -----------  -----------  ----------
     Dodge & Cox Stock Fund       $16,194,151  $ 8,541,819  $4,332,369
     Dodge & Cox Balanced Fund     23,306,993   13,196,680   6,321,900
     Dodge & Cox Income Fund        2,574,712    1,650,053   1,045,074

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox's fee, each Fund pays other direct expenses, including transfer agent, custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; and Trustee fees and expenses. In 1997, the ratio of total operating expenses to average net assets of Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund were 0.57%, 0.55% and 0.49%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

PORTFOLIO TRANSACTIONS
----------------------

       The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of a Fund's portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by Dodge & Cox as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, Dodge & Cox takes into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by a Fund.

3. Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable. Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox's overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account a Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

       Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

       Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various broker-dealers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox's accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions paid by Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund during the last three years were as follows:

                              1997                1996          1995
                              ----                ----          ----

Dodge & Cox Stock Fund     $________           $1,109,157     $790,822

Dodge & Cox Balanced Fund   ________            1,131,834      763,087


Securities transactions totaling $___________ in 1997, respectively, were allocated to brokers based on arrangements to provide research services to Dodge & Cox [Stock, Balanced and Income Fund]; $_______, [Stock, Balanced and Income Fund] respectively, in brokerage commissions were paid on such transactions. Except as indicated above, Dodge & Cox does not intend to place portfolio transactions with any particular broker-dealers.

       Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

ADDITIONAL TAX CONSIDERATIONS
-----------------------------

       You need to be aware of the possible tax consequences when:

       . You sell Fund shares, including an exchange from one Fund to another.

       . A Fund makes a distribution to your account.

       TAXES ON FUND REDEMPTIONS. When you sell shares in a Fund, you may realize a gain or loss. An exchange from one Fund to another is a sale for tax purposes.

       In January, you will be sent Form 1099-B, indicating the amount of sales made in a Fund during the prior year. This information will also be reported to the IRS. For certain accounts opened after September 30, 1987, the Funds will provide you with the average cost of the shares sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification".

       To help you maintain accurate records, you will be sent a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the year.

       TAXES ON FUND DISTRIBUTIONS. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

       In January, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. All distributions made by a Fund are taxable to you for the year in which they were paid.

       Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable at the applicable long-term capital gain rate. If you realize a capital loss on the sale or exchange of Fund shares held six months or less, your short-term capital loss is reclassified to long-term to the extent of any long-term capital gain distribution received with respect to such Fund shares.

       TAX EFFECT OF BUYING SHARES BEFORE A CAPITAL GAIN OR INCOME DISTRIBUTION. If you buy shares shortly before or on the "record date" for a Fund distribution--the date that establishes you as the person to receive the upcoming distribution --you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund's record date before investing. Of course, a Fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

       The discussion above and in the Funds' Prospectus regarding the Federal income tax consequences of investing in a Fund have been prepared by Dodge &
Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of Federal, state and local taxes to an investment in a Fund. The Trust's legal counsel has expressed no opinion in respect thereof.

INDEPENDENT ACCOUNTANTS
-----------------------

       Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, are independent accountants to the Funds, subject to annual appointment by the Board of Trustees. Price Waterhouse conducts an annual audit of the accounts and records of each Fund, reports on the Fund's annual financial statements and performs tax and accounting advisory services.

FINANCIAL STATEMENTS
--------------------

       Please refer to each Fund's Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of independent accountants contained in the Fund's 1997 Annual Report to Shareholders. The Financial Statements and the report of independent accountants (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing or telephoning the Fund.

APPENDIX RATINGS
----------------

       A debt obligation rating by Moody's or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The following is a description of the characteristics of ratings as published by Moody's and S&P.


RATINGS BY MOODY'S  (MOODY'S INVESTORS SERVICE)

       AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       AA Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

       A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       BAA Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       BA Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S&P  (STANDARD & POOR'S RATINGS GROUP)

       AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated groups.

       BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher rated groups.

       BB, B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

                               DODGE & COX FUNDS

                           PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Part A:    Financial Highlights

          Part B:    Statements of Assets and Liabilities*
                     Statements of Changes in Net Assets*
                     Statements of Operations*
                     Portfolios of Investments*

     (b)  Exhibits:

          (1)  Trust Instrument
          (2)  Bylaws
          (5)  Investment Management Agreement*
          (8)  Custody Agreement*
          (9)  Transfer Agency Agreement*
          (10) Opinion and Consent of Counsel*
          (11) Consent of Independent Accountants*
          (17) Financial Data Schedules*

__________________________
*    To be filed by amendment

Item 25.  PERSONS CONTROLLED BY UNDER COMMON CONTROL WITH REGISTRANT

          It may be deemed that Dodge & Cox, the investment adviser of Registrant, is under common control with Registrant in that certain of the trustees and officers of Registrant are controlling stockholders of Dodge & Cox.

          Dodge & Cox is a California corporation. As of February 13, 1998, the persons who are trustees and officers of Registrant and also controlling stockholders of Dodge & Cox are as follows:

                                               % of Stock Owned in
          Name                                      Dodge & Cox
          ----                                 -------------------
          W. Timothy Ryan                             9.20%

Item 26.  NUMBER OF HOLDERS OF SECURITIES

                                       Number of Record
          Title of Class             Holders as of 02/10/98
          ---------------------      ----------------------
          Stock Fund                        49,009
          Balanced Fund                     32,119
          Income Fund                        2,005

Item 27.  INDEMNIFICATION

          Section 10.02 of the Trust Instrument, filed as Exhibit 1 to this Registration Statement, provides for indemnification of Trustees of the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Registrant and Dodge & Cox maintain officers' and directors' liability insurance in the amount of $20,000,000 with no deductible for the Trust's officers and trustees and $150,000 deductible for the joint insured entities.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          None.

Item 29.  PRINCIPAL UNDERWRITERS

          None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          Dodge & Cox
          One Sansome Street, 35th Floor
          San Francisco, CA  94104

          Boston Financial Data Services Inc.
          P.O. Box 9051
          Boston, Massachusetts  02205

          State Street Bank and Trust Company
          P.O. Box 9051
          Boston, Massachusetts  02205

Item 31.  MANAGEMENT SERVICES

          None.

Item 32.  UNDERTAKINGS

          Registrant hereby undertakes to furnish to each person, to whom Registrant's Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on the 13th day of February, 1998.

     DODGE & COX FUNDS
     By:

     /s/ W. Timothy Ryan
     -------------------
     W. Timothy Ryan
     Principal Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                         Title                          Date
---------                                         -----                          ----

/s/ W. Timothy Ryan                   President and Trustee                February 13, 1998
---------------------------------     (Principal Executive Officer)
W. Timothy Ryan

/s/ Thomas M. Mistele                 Treasurer and Trustee                February 13, 1998
---------------------------------     (Principal Financial and Accounting
Thomas M. Mistele                     Officer)

                               DODGE & COX FUNDS

                               INDEX TO EXHIBITS

ITEM 24(b)1   Trust Instrument.......................... EX-23.B1
ITEM 24(b)2   Bylaws.................................... EX-23.B2